UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 2, 2026
Date of Report (date of earliest event reported)
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Chime Financial, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42693 (Commission File Number)	46-0925388 (I.R.S. Employer Identification Number)
101 California Street, Suite 500 San Francisco, CA 94111
(Address of principal executive offices and zip code)
(844) 244-6363
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	CHYM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

On June 2, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Chime Financial, Inc. (the “Company”), the Company’s stockholders voted upon the following proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2026: (1) to elect three nominees as Class I directors, to hold office until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (3) to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and (4) to select, on a non-binding advisory basis, whether future advisory votes on the compensation of the Company's named executive officers should be held every one, two, or three years.

The final voting results with respect to each proposal are as set forth below.

(1) Proposal for the election of three Class I directors:

	For	Against	Abstain	Broker Non-Votes
Christopher Britt	669,932,083	22,666,650	115,016	120,030,740
Shawn Carolan	691,382,248	1,170,676	160,825	120,030,740
James Dunne	667,719,395	24,832,777	161,577	120,030,740

Based on the votes set forth above, each director nominee was duly elected to serve until the 2029 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

(2) Proposal to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain
812,274,646	316,594	153,249

Based on the votes set forth above, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

(3) Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
685,837,192	6,658,614	217,943	120,030,740

Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

(4) Proposal to select, on a non-binding advisory basis, whether future advisory votes on the compensation of the Company’s named executive officers should be held every one, two, or three years:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
691,498,616	17,654	209,974	987,505	120,030,740

Based on the votes set forth above, the stockholders advised that they were in favor of every one year as the frequency of holding a non-binding advisory vote on named executive officer compensation. Based on the results of the vote, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined to hold a non-binding advisory vote regarding named executive officer compensation every one year until the next required non-binding advisory vote on the frequency of holding future votes regarding named executive officer compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chime Financial, Inc.

June 4, 2026	By:	/s/ Adam Frankel
	Name:	Adam Frankel
	Title:	General Counsel and Corporate Secretary